Share-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Share-Based Compensation	Share-Based Compensation
2011 Stock Option Plan
Prior to the Business Combination, the Company’s Amended and Restated 2011 Stock Option Plan (the “2011 Plan”) allowed the Company to grant shares of common stock to employees, non-employee directors and non-employee third parties. As of December 31, 2021, outstanding awards to non-employee third parties under the 2011 Plan were not material. The Company also had shares authorized under a stock plan assumed in a 2020 business combination , which were assumed by the 2011 Plan. Upon the Closing, the remaining unallocated share reserve under the 2011 Plan was cancelled and no new awards may be granted under such plan. Awards outstanding under the 2011 Plan were assumed by SoFi Technologies upon the Closing and continue to be governed by the terms of the 2011 Plan.
2021 Stock Option and Incentive Plan
In connection with the Closing of the Business Combination, the Company adopted the 2021 Stock Option and Incentive Plan (the “2021 Plan”), which authorized for issuance 63,575,425 shares of common stock in connection with the Business Combination. The number of authorized shares will increase on the first day of each fiscal year beginning with SoFi Technologies’ 2022 fiscal year, as prescribed in the 2021 Plan. The 2021 Plan allows for the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units (including performance stock units), dividend equivalents and other stock or cash based awards for issuance to its employees, non-employee directors and non-employee third parties. Shares associated with option exercises and RSU vesting are issued from the authorized pool.
During the years ended December 31, 2021, 2020 and 2019, we incurred cash outflows of $42,644, $31,259 and $21,411, respectively, related to the payment of withholding taxes for vested RSUs. These cash outflows are presented within net cash (used in) provided by financing activities in the consolidated statements of cash flows.
Share-based compensation expense related to stock options, RSUs and PSUs is presented within the following line items in the consolidated statements of operations and comprehensive income (loss) for the years indicated:

	Year Ended December 31,
	2021	2020	2019
Technology and product development	$61,431	$28,271	$16,107
Sales and marketing	16,140	8,045	4,192
Cost of operations	11,743	6,067	1,678
General and administrative	149,697	57,487	38,959
Total	$239,011	$99,870	$60,936
During the year ended December 31, 2021, we issued 18,058 shares of common stock to non-employees, which were valued on the grant date based on the closing price of SOFI. During the year ended December 31, 2020, we had equity-based payments to non-employees associated with our acquisition of Galileo.
Common Stock Valuations
Prior to us contemplating a public market transaction, we established the fair value of our common stock by using the option pricing model (Black-Scholes Model based) via the backsolve method and through placing weight on previously redeemable preferred stock transactions, such as our Series H redeemable preferred stock transactions during 2019, Series H-1 redeemable preferred stock transaction during 2020 and a secondary market transaction involving our Series F preferred stock during 2020, transactions in our common stock during the period and a guideline public company multiples analysis. Our use of the Black-Scholes Model required the use of subjective assumptions, including the risk-free interest rate, expected term, expected stock price volatility and dividend yield. The risk-free interest rate assumption was based upon observed interest rates for constant maturity U.S. Treasury securities consistent with the expected term of our stock options. The expected term represented the period of time the stock options were expected to be outstanding and was based on the simplified method. Under the simplified method, the expected term of a stock option is presumed to be the midpoint between the vesting date and the end of the contractual term. Management used the simplified method due to the lack of sufficient historical exercise data to provide a reasonable basis upon which to otherwise estimate the expected term of the stock options. Expected volatility was based on historical volatility for publicly traded stock of comparable companies over the estimated expected life of the stock options. In identifying comparable companies, we considered factors such as industry, stage of life cycle and size. The valuations also applied discounts for lack of marketability to reflect the fact that there was no market mechanism to sell our common stock and, as such, the common stock option and RSU holders would need to wait for a liquidity event to facilitate the sale of their equity awards. In addition, there were contractual transfer restrictions placed on common stock in the event that we remained a private company.
During the third quarter of 2020, once we made intentional progress toward pursuing a public market transaction, we began applying the probability-weighted expected return method to determine the fair value of our common stock. The probability weightings assigned to certain potential exit scenarios were based on management’s expected near-term and long-term funding requirements and assessment of the most attractive liquidation possibilities at the time of the valuation. During this process, we assigned probability weightings to “go public” event scenarios and a “stay private” scenario, wherein the enterprise valuation was based on either estimated exit valuations determined from conversations held with external parties or was based on public company comparable net book value multiples at the time of our valuation, respectively. In addition, our “stay private” scenario valuation approach continued to rely on a guideline public company multiples analysis with an option pricing model to determine the amount of aggregate equity value allocated to our common stock.
During the fourth quarter of 2020, we valued our common stock on a monthly basis. A common stock transaction that closed in December 2020 at a price of $10.57 per common share, which was of substantial size and in close proximity to the Business Combination, served as the key input for the fair value of our common stock for grants made during the fourth quarter of 2020. We decreased the assumed discount for lack of marketability throughout the fourth quarter of 2020, corresponding with our decreased time to liquidity assumption throughout the quarter, as we became more certain over time about the possibility of entering into the Business Combination. We continued to use a share price of $10.57 to value our common stock for transactions in January until the date on which we executed the Agreement.
Subsequent to executing the Agreement on January 7, 2021 and through the Business Combination, we determined the value of our common stock based on the observable daily closing price of SCH’s stock (ticker symbol “IPOE”) multiplied by the exchange ratio in effect for such transaction date. Subsequent to the Business Combination, we determined the value of our common stock based on the observable daily closing price of SoFi’s stock (ticker symbol “SOFI”).
Stock Options
The terms of the stock option grants, including the exercise price per share and vesting periods, are determined by our Board of Directors. At the discretion and determination of our Board of Directors, the 2021 Plan allows for stock options to be granted that may be exercised before the stock options have vested. The 2011 Plan, which continues to govern awards outstanding under that plan that were assumed by SoFi Technologies upon the Closing, had a similar provision.
Stock options are typically granted at exercise prices equal to the fair value of our common stock at the date of grant. Our stock options typically vest at a rate of 25% after one year from the vesting commencement date and then monthly over an additional three-year period. While the vesting schedule noted is typical, stock options have been issued under other vesting schedules. These alternative schedules include, but are not limited to (i) vesting at a rate of 20% after one year from vesting commencement date and then monthly over an additional four years, (ii) monthly vesting beginning on the vesting commencement date for a period of four years, and (iii) monthly vesting beginning on the vesting commencement date for a period of two years. Our stock options expire ten years from the grant date or within 90 days of employee termination.
The following is a summary of stock option activity for the year ended December 31, 2021:

	Number of Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding as of January 1, 2021	17,183,828	$9.92	6.6
Retroactive conversion of stock options due to Business Combination	12,764,147	(4.23)
Outstanding as of January 1, 2021, as converted	29,947,975	5.69	6.6
Granted	—	n/a
Exercised	(8,523,468)	2.95
Forfeited	(110,179)	1.63
Expired	(143,181)	6.35
Outstanding as of December 31, 2021	21,171,147	$6.81	5.8
Exercisable as of December 31, 2021	20,902,650	$6.83	5.8
The following table summarizes the inputs used for estimating the fair value of stock options granted during the year ended December 31, 2020. There were no stock options granted during the years ended December 31, 2021 and
2019. During the year ended December 31, 2020, the inputs disclosed below exclude those associated with certain replacement options granted in connection with our acquisition of Galileo in 2020.

Year Ended December 31, 2020
Input
Risk-free interest rate	0.3% – 1.4%
Expected term (years)	5.5 – 6.0
Expected volatility	36.5% – 42.5%
Fair value of common stock	$6.43 – $6.95
Dividend yield	—%
The weighted average grant date fair value of stock options granted during the year ended December 31, 2020 was $2.44. Total compensation cost related to unvested stock options not yet recognized as of December 31, 2021 was $5.8 million, and will be recognized over a weighted average period of approximately 1.2 years. The aggregate intrinsic value of stock options exercised during the years ended December 31, 2021, 2020 and 2019 was $131.2 million, $13.6 million and $13.4 million, respectively. As of December 31, 2021, the aggregate intrinsic value of stock options outstanding and stock options exercisable was $190.5 million and $187.6 million, respectively.
Restricted Stock Units
The Company began issuing RSUs to its employees in 2017. RSUs are equity awards granted to employees that entitle the holder to shares of our common stock when the awards vest. RSUs granted to newly hired employees typically vest 25% on the first vesting date, which occurs approximately one year after the date of grant, and ratably each quarter of the ensuing 12-quarter period. RSUs have been issued under other vesting schedules. These alternative schedules include, but are not limited to, (i) vesting at a rate of 20% after one year from vesting commencement date and then monthly over an additional four years, (ii) vesting at a rate of 25% after one year and then monthly over an additional three years, and (iii) other vesting schedules ranging in total duration from one to four years. During the year ended December 31, 2020, we also made RSU grants to certain executive officers in which vesting commences approximately two years after the date of grant and then quarterly over an additional two years. RSUs are measured based on the fair value of our common stock on the date of grant.
The weighted average fair value of our common stock was $18.02, $7.67, and $6.47 during the years ended December 31, 2021, 2020 and 2019, respectively.
The following table summarizes RSU activity for the year ended December 31, 2021:

	Number of RSUs	Weighted Average Grant Date Fair Value
Outstanding as of January 1, 2021	25,591,913	$13.06
Retroactive conversion of RSUs due to Business Combination	19,009,673	(5.57)
Outstanding as of January 1, 2021, as converted	44,601,586	7.49
Granted	27,481,638	16.92
Vested(1)	(16,427,162)	8.50
Forfeited	(6,968,538)	9.25
Outstanding as of December 31, 2021(2)	48,687,524	$12.23
_________________
(1)The total fair value, based on grant date fair value, of RSUs that vested during the years ended December 31, 2021, 2020 and 2019 was $139.6 million, $76.3 million, and $50.4 million, respectively.
(2)Includes 178,021 RSUs that were granted in 2020 with an original vest date in June 2021 to earn the first tranche of compensation for the 2020 plan period. However, upon determining that the original performance-based vesting condition would not be satisfied, the Company modified the awards to extend the vesting date by 12 months. We concluded that the facts and circumstances aligned with an improbable-to-probable modification (Type III) and the vesting condition of the modified awards is a service-based condition. As a result, we reversed previously recognized share-based compensation expense of $1,237 in June 2021. For the modified awards, we will record total share-based compensation expense of $3,884 determined based on the number of awards expected to vest and the modification-date fair value over the 12-month service period, of which $2,132 was recorded during the year ended December 31, 2021.
The weighted average grant date fair value of RSUs issued during the years ended December 31, 2020 and 2019 was $7.79 and $6.47, respectively. As of December 31, 2021, there was $540.6 million of unrecognized compensation cost related to unvested RSUs, which will be recognized over a weighted average period of approximately 3.1 years.
Performance Stock Units
PSUs are equity awards granted to employees that, upon vesting, entitle the holder to shares of our common stock. Under the 2021 Plan, we granted PSUs that will vest, if at all, on a graded basis during the four-year period commencing on May 28, 2022, subject to the achievement of specified performance goals, such as the volume-weighted average closing price of our stock over a 90-trading day period (“Target Hurdles”) and, now that we are a bank holding company, maintaining certain minimum standards applicable to bank holding companies. All PSUs are subject to continued employment on the date of vesting. In the event of a Sale Event (as defined in the 2021 Plan), the awards may automatically vest subject to the satisfaction of the Target Hurdles by reference to the sale price, without regard to any other vesting conditions.
The following table summarizes PSU activity for the year ended December 31, 2021:

	Number of PSUs	Weighted Average Grant Date Fair Value
Outstanding as of January 1, 2021	—	n/a
Granted	23,141,462	$9.50
Vested	—	n/a
Forfeited	(171,066)	7.50
Outstanding as of December 31, 2021	22,970,396	$9.52
Compensation cost associated with PSUs is recognized using the accelerated attribution method for each of the three vesting tranches over the respective derived service period. We determine the grant-date fair values of PSUs utilizing a Monte Carlo simulation model. The following table summarizes the inputs used for estimating the fair values of PSUs granted during the year indicated:

Year Ended
Input	December 31, 2021
Risk-free interest rate	0.8% – 0.8%
Expected volatility	34.9% – 35.9%
Fair value of common stock	$16.99 – $23.21
Dividend yield	0% – 0%
Our use of a Monte Carlo simulation model requires the use of subjective assumptions:
•The risk-free interest rate assumptions were based on the U.S. Treasury rate at the time of grant commensurate with the remaining term of the PSUs.
•The expected volatility assumptions were based on the implied volatility of our common stock from a set of comparable publicly-traded companies.
•The fair values of our common stock were based on the closing stock price on the dates of grant.
•We assumed no dividend yield because we have historically not paid out dividends to common stockholders.
As of December 31, 2021, there was $164.1 million of unrecognized compensation cost related to unvested PSUs, which will be recognized over a weighted average period of approximately 1.7 years.